UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 22, 2003

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                      1-16581                          23-2453088
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(State or other                   (Commission                      (IRS Employer
jurisdiction of)                  File Number)                     Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                     19102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
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(Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

      (a) Exhibits.

            The following exhibits are furnished herewith:

            99.1 Press Release, dated May 22, 2003, of Sovereign Bancorp, Inc. (the "Company")

Item 9. Regulation FD Disclosure

On May 22, 2003, the Company issued a press release discussing a potential stock repurchase program and earnings guidance. The press release, attached as Exhibit
99.1 hereto and incorporated herein by reference, is being furnished pursuant to
Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOVEREIGN BANCORP, INC.

Dated: May 22, 2003                    /s/ James D. Hogan
                                           James D. Hogan
                                           Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number
-------
99.1       Press Release, dated May 22, 2003, of Sovereign Bancorp, Inc.